SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported):
January 18, 2006 (January 12, 2006)

T-3 ENERGY SERVICES, INC.
(Exact name of registrant as specified in its charter)

Delaware (State or Other Jurisdiction of Incorporation)	000-19580 (Commission File Number)	76-0697390 (I.R.S. Employer Identification No.)
13111 Northwest Freeway, Suite 500
Houston, Texas 77040
(Address of principal executive offices) (zip code)
(713) 996-4110
(Registrant’s Telephone Number, Including Area Code)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement
Item 9.01. Financial Statements and Exhibits
SIGNATURES
EXHIBIT INDEX
Non-Statutory Stock Option Agreement - Gus D. Halas
Non-Statutory Stock Option Agreement - Michael T. Mino
Non-Statutory Stock Option Agreement - Keith A. Klopfenstein
Form of Employee Non-Statutory Stock Option Agreement
Form of Non-Employee Director Non-Statutory Stock Option Agreement

Item 1.01. Entry into a Material Definitive Agreement
          On January 12, 2006, the Compensation Committee of the Board of Directors of T-3 Energy Services, Inc. (the “Company”) awarded the following discretionary cash bonuses and stock option grants to Gus D. Halas, its Chief Executive Officer, Michael T. Mino, its Chief Financial Officer, and Keith A. Klopfenstein, its Vice President of Operations, in connection with their performance during the year ended December 31, 2005.

Officer	Discretionary Cash Bonus	Stock Options
Gus D. Halas	$350,000	100,000
Michael T. Mino	$15,000	25,000
Keith A. Klopfenstein	$13,271	25,000
          The stock option grants have an exercise price per share equal to the closing price of the Company’s common stock on the date of grant, vest in three approximately equal annual installments commencing on the one-year anniversary of the date of grant, and expire ten years after the date of grant, subject to prior termination, all pursuant to the terms of the Company’s 2002 Stock Incentive Plan. The foregoing description of the stock options grants is qualified in its entirety by reference to the Non-Statutory Stock Option Agreements, which are attached hereto as Exhibits 10.1, 10.2 and 10.3, respectively, and incorporated herein by reference.
          In addition, the Compensation Committee of the Board of Directors approved new compensation arrangements for its outside directors, which was subsequently approved by the full Board of Directors on January 16, 2006. Pursuant to those arrangements, the Company’s outside directors will receive, effective January 1, 2006, (i) an annual retainer fee of $30,000, payable quarterly, (ii) an annual award of 5,000 stock options to be granted on or about January 1 of each year, (iii) an attendance fee of $2,000 and $1,000 for each in-person and telephonic board meeting attended, respectively, and (iv) an attendance fee of $1,000 for each board committee meeting attended. In addition, the chairmen of the Audit and Compensation Committees will receive an annual retainer fee of $6,000 and 3,000, respectively, payable quarterly. Stock options granted to outside directors have an exercise price per share equal to the fair market value of the Company’s common stock on the date of grant, vest over a three-year period, and expire ten years after the date of the grant, subject to prior termination, all pursuant to the terms of the Company’s 2002 Stock Incentive Plan
Item 9.01. Financial Statements and Exhibits
     (d) Exhibits
10.1	Non-Statutory Stock Option Agreement dated January 12, 2006, between T-3 Energy Services, Inc. and Gus D. Halas

10.2	Non-Statutory Stock Option Agreement dated January 12, 2006, between T-3 Energy Services, Inc. and Michael T. Mino

10.3	Non-Statutory Stock Option Agreement dated January 12, 2006, between T-3 Energy Services, Inc. and Keith A. Klopfenstein

10.4	Form of Employee Non-Statutory Stock Option Agreement under the Company’s 2002 Stock Incentive Plan, as amended and restated effective July 30, 2002.

10.5	Form of Non-Employee Director Non-Statutory Stock Option Agreement under the Company’s 2002 Stock Incentive Plan, as amended and restated effective July 30, 2002.

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SIGNATURES
Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

T-3 ENERGY SERVICES, INC.

Date: January 18, 2006	By:	/s/	Michael T. Mino

Michael T. Mino
Chief Financial Officer
and Vice President

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EXHIBIT INDEX

Exhibit No.	Description
10.1	Non-Statutory Stock Option Agreement dated January 12, 2006, between T-3 Energy Services, Inc. and Gus D. Halas

10.2	Non-Statutory Stock Option Agreement dated January 12, 2006, between T-3 Energy Services, Inc. and Michael T. Mino

10.3	Non-Statutory Stock Option Agreement dated January 12, 2006, between T-3 Energy Services, Inc. and Keith A. Klopfenstein

10.4	Form of Employee Non-Statutory Stock Option Agreement under the Company’s 2002 Stock Incentive Plan, as amended and restated effective July 30, 2002.

10.5	Form of Non-Employee Director Non-Statutory Stock Option Agreement under the Company’s 2002 Stock Incentive Plan, as amended and restated effective July 30, 2002.

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